                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07540
                  ---------------------------------------------

                       Global High Income Dollar Fund Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Keith A. Weller, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                     Dechert
                               1775 I Street, N.W.
                            Washington, DC 20006-2401


        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2004

ITEM 1.  REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

GLOBAL HIGH INCOME
DOLLAR FUND INC.
SEMIANNUAL REPORT
APRIL 30, 2004

GLOBAL HIGH INCOME DOLLAR FUND INC.

June 15, 2004

DEAR SHAREHOLDER,

We present you with the semiannual report for Global High Income Dollar Fund Inc. for the six months ended April 30, 2004.

PERFORMANCE

Over the six-month period, Global High Income Dollar Fund's (the "Fund") net asset value return was 1.83%, compared to the 1.85% return of its peers, as measured by the Lipper Emerging Markets Debt Funds median. On a market price basis, the Fund returned 0.15% over the six-month period, compared with the median's return of 3.49% over the same timeframe. (For more on the Fund's performance, please refer to "Performance At A Glance" on page 5.)

Early in the reporting period, emerging bond markets rose sharply. While the Fund participated in this rally, it was hurt on a relative basis versus those peers that used leverage during the period. Leverage tends to magnify a fund's upside and downside returns. By not exposing shareholders to the potential benefits/risks associated with leverage, the Fund slightly underperformed its Lipper median on a net asset value basis.

AN INTERVIEW WITH PORTFOLIO MANAGER UWE SCHILLHORN

Q. HOW DID EMERGING MARKETS DEBT PERFORM OVER THE PERIOD?

A. Emerging markets debt, as measured by the JP Morgan Emerging Markets Bond Index--Global (EMBI--G), returned 1.88% over the six-month period. In comparison, government bonds in developed markets returned 1.62%, as measured by the Citigroup World Government Bond Index (WGBI) on a currency-hedged basis in US dollars.

   When the reporting period began in November 2003, there were a number of positive factors driving the performance of emerging markets debt. Global economic growth was rising, high commodity and oil prices were benefiting many emerging markets economies, and interest rates were low and expected to remain so, at least in the immediate future. This confluence of events

[SIDENOTE]

GLOBAL HIGH INCOME DOLLAR FUND INC.

INVESTMENT GOALS:

Primarily, high level of current income; secondarily, capital appreciation.

PORTFOLIO MANAGEMENT:

Portfolio Management Team, including Uwe Schillhorn

UBS Global Asset Management (US) Inc.

COMMENCEMENT:

October 8, 1993

NYSE SYMBOL:

GHI

DIVIDEND PAYMENTS:

Monthly
   helped drive emerging markets debt prices sharply higher in November and December of 2003.

   As 2004 began, improving global growth, in particular in China and the US, led to fears that interest rates would rise. As a result, investors grew more risk averse, which led to falling demand for emerging markets debt. At the same time, bond issuance increased in January and questions regarding Brazil's economy caused emerging markets debt spreads to slightly widen (a spread is the difference in yield between debt obligations of different categories). This was followed by a period of relative stability in the bond market, despite a number of economic and geopolitical events in February and March, including a terrorist attack in Spain. However, spreads widened further in April, as renewed concerns over rising interest rates pulled down the market.

Q. WHAT WERE SOME OF THE STRATEGIES THAT ENHANCED PERFORMANCE DURING THE REPORTING PERIOD?

A. As the period began, we were overweight in Brazil, as the Lula administration was successfully meeting the country's fiscal deficit targets and championing tax and social security reform. ("Overweight" or "underweight" refers to the Fund's degree of investment in a category of investments versus that of a reference portfolio or benchmark index.) In mid-January 2004, however, we shifted to an underweight position. While economic growth in Brazil was expected to continue, we felt that the positive outlook was already reflected in spreads, and that most market participants appeared to be overweight in the country, thus limiting upside potential. Our underweight position proved beneficial when Brazil's bonds subsequently declined. Later in the reporting period, we moved back to a more neutral position. While many market participants are still strongly overweight in Brazil, the potential political ramifications of that country's upcoming October 2004 municipal elections keep us from further increasing our position. We chose to overweight Colombia, because we felt its government was capable of implementing necessary fiscal reforms. This enhanced results when that country's bond prices rose during the period.

   Our duration strategy was another positive for performance. While the Fund was largely neutral versus the EMBI--G, we were underweight in the five-year portion of the yield curve and overweight in 30-year securities. This was beneficial, as shorter-term securities underperformed when yields rose (and prices fell), and the longer end of the yield curve outperformed.

Q. WERE THERE ANY STRATEGIES THAT DETRACTED FROM RESULTS?

A. In addition to the aforementioned issue related to leveraging, the Fund was hurt by its positioning in several countries. For example, we were underweight in Turkey, as spreads there were relatively low, and we felt it was not worth taking the risk to maintain a larger exposure to the country. However, Turkish bonds did well as spreads declined even further amid continuing hopes that Turkey would become a member of the European Economic Union. At this point, we believe spread levels in the country are well past their intrinsic, or true, values.

   Political issues in Venezuela caused us to underweight the country; however, many other investors overlooked these problems as they focused on high oil prices and the positive impact this had on the country's economy. As a result, our underweight position hurt relative results.

Q. HOW WERE YOU POSITIONED IN OTHER EMERGING MARKET COUNTRIES?

A. We were largely neutral in Mexico, and overweight in Russia during the period. This did not have a material impact on performance, as spreads were fairly stable over the period as a whole. However, within Mexico, the Fund's holding in PEMEX enhanced results when its bonds performed well during the reporting period. (PEMEX is Mexico's state-owned oil monopoly.)

   During the period, we established a position in Poland. While our investment in Poland's government bonds underperformed initially, we viewed this as an opportunity, given our opinion that these bonds were trading below their intrinsic value. We therefore increased the Fund's exposure, and have since seen Poland's bond prices stabilize.

Q. WHAT IS YOUR OUTLOOK FOR THE GLOBAL ECONOMY AND EMERGING MARKETS DEBT IN THE COMING MONTHS?

A. The global economy appears to continue to expand, and we expect commodity prices to strengthen further. It's also widely expected that the Federal Reserve Board will have to raise interest rates at some point. We don't expect spreads to tighten significantly from current levels, as the improving macroeconomic picture for many emerging markets has already been priced into their bond prices. Based on this outlook, the Fund is neutrally positioned. We are focusing on the medium- to shorter-end of the yield curve, which could help protect the Fund somewhat if interest rates rise and subsequently lead to a selloff in the emerging debt markets.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS funds,* please contact your financial advisor, or visit us at www.ubs.com.

Sincerely,


/s/ Joseph A. Varnas                      /s/ Uwe Schillhorn

Joseph A. Varnas                          Uwe Schillhorn
PRESIDENT                                 PORTFOLIO MANAGEMENT TEAM MEMBER
Global High Income Dollar Fund Inc.       Global High Income Dollar Fund Inc.
MANAGING DIRECTOR                         DIRECTOR
UBS Global Asset Management (US) Inc.     UBS Global Asset Management (US) Inc.


* Mutual funds are sold by prospectus only. The prospectus for a fund contains more complete information regarding investment objectives, risks, charges and expenses, and should be read carefully before investing.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended April 30, 2004, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances, and they do not guarantee the future performance of the markets or the Fund. We encourage you to consult your financial advisor regarding your personal investment program.

PERFORMANCE AT A GLANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/04

NET ASSET VALUE RETURNS*                        6 MONTHS    1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------------------------
Global High Income Dollar Fund Inc.               1.83%      8.46%     13.56%     12.46%
Lipper Emerging Market Debt Funds median**        1.85      11.54      15.25      14.12

MARKET PRICE RETURNS*
Global High Income Dollar Fund Inc.               0.15%     11.45%     19.71%     14.25%
Lipper Emerging Market Debt Funds median**        3.49       6.87      14.36      12.73

* Past performance does not predict future performance. The return and value of an investment will fluctuate, so that an investor's shares, when sold, may be worth more or less than their original cost. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the distribution dates. Market returns assume that dividends are reinvested at prices according to the dividend reinvestment plan. NAV and market price returns for periods of one year or less have not been annualized. Returns do not reflect taxes paid on dividends/distributions or brokerage commisions and taxes paid on the sale of shares.

** Lipper closed-end fund peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the Lipper Emerging Market Debt Funds median peer group.

PORTFOLIO STATISTICS

CHARACTERISTICS*          4/30/04                            10/31/03                           4/30/03
--------------------------------------------------------------------------------------------------------
Net Asset Value          $   15.34                          $   15.92                          $   15.79
Market Price             $   16.26                          $   17.07                          $   16.15
12-Month Dividends/
  Distributions          $  1.7667                          $  1.6840                          $  1.5874
Dividend/Distribution
  at Period-End          $  0.1486                          $  0.1461                          $  0.1403
Net Assets (mm)          $   298.2                          $   309.5                          $   306.9

CURRENCY EXPOSURE**       4/30/04                            10/31/03                           4/30/03
--------------------------------------------------------------------------------------------------------
U.S. Dollar Denominated     95.8%                              98.2%                             97.9%
Foreign Denominated          4.2                                1.8                               2.1
TOTAL                      100.0%                             100.0%                            100.0%

TOP 10 COUNTRIES
(EXCLUDING U.S.)**        4/30/04                            10/31/03                           4/30/03
--------------------------------------------------------------------------------------------------------
Brazil                      21.4%     Brazil                   20.0%     Russia                  20.0%
Russia                      19.4      Russia                   17.0      Brazil                  17.6
Mexico                      12.6      Mexico                   14.4      Mexico                  14.8
Argentina                    4.9      Venezuela                 5.0      Malaysia                 4.3
Colombia                     4.9      Trinidad & Tobago         3.2      Venezuela                4.0
Venezuela                    3.8      Panama                    3.2      Trinidad & Tobago        3.8
Bulgaria                     3.2      Malaysia                  3.2      Peru                     3.6
Malaysia                     3.2      Peru                      2.7      Colombia                 3.2
Poland                       2.4      Philippines               2.3      Panama                   3.0
South Africa                 2.3      Colombia                  2.0      Philippines              2.4
TOTAL                       78.1%                              73.0%                             76.7%

CREDIT QUALITY**          4/30/04                            10/31/03                           4/30/03
--------------------------------------------------------------------------------------------------------
A1/P1                         --                                8.7%                               6.6%
A                           13.4%                               2.1                                4.1
BBB                         14.9                               24.2                               23.6
BB                          34.9                               28.2                               33.7
B                           26.7                               22.4                               18.9
CCC                          7.0                                8.9                                7.4
Selective Default            0.9                                1.9                                1.9
Non-Rated                    2.2                                1.6                                2.5
Net Receivable                --                                2.0                                1.3
TOTAL                      100.0%                             100.0%                             100.0%

*    Prices and other characteristics will vary over time.
** Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and/or Moody's Investors Services, Inc. to indvidual portfolio holdings. Both are independent ratings agencies.
Past performance is no guarantee of future results. The value of an investment will fluctuate, so that an investor's shares, when sold, may be worth more or less than their original cost.

Portfolio of Investments -- April 30, 2004 (unaudited)

   PRINCIPAL
    AMOUNT                                                      MATURITY     INTEREST
     (000)                                                       DATES        RATES           VALUE
-------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES--96.13%
  ALGERIA--1.59%
  $    4,863   The People's Democratic Republic of
                 Algeria Loan Participation, Tranche 3
                 (JP Morgan Chase Bank) (1)                     03/04/10        1.985%+   $   4,741,620
  ARGENTINA--4.93%
      18,540   Republic of Argentina                            08/03/12        1.234+       12,125,160
       5,000   Republic of Argentina, PAR (2)                   03/31/23        6.000         2,587,500
                                                                                             14,712,660
  BAHAMAS--1.48%
       4,560   Odebrecht Overseas Ltd.                          02/25/09       11.500         4,423,200
  BRAZIL--21.36%
       1,140   Braskem S.A., 144A                               01/22/14       11.750         1,100,100
       3,700   Braskem S.A., 144A                               11/05/08       12.500         3,755,500
       2,174   Federal Republic of Brazil                       04/15/12        2.063         1,815,395
         384   Federal Republic of Brazil                       04/15/06        2.125           369,600
       8,280   Federal Republic of Brazil                       04/15/24        8.875         6,624,000
       3,620   Federal Republic of Brazil                       05/15/27       10.125         3,181,075
       3,500   Federal Republic of Brazil                       07/26/07       11.250         3,745,000
      15,774   Federal Republic of Brazil, C                    04/15/14        8.000        14,511,874
      18,937   Federal Republic of Brazil, DCB                  04/15/12        2.125+       15,812,003
      10,000   Federal Republic of Brazil, DISC                 04/15/24        2.063+        7,650,000
       6,650   Federal Republic of Brazil, PAR                  04/15/24        6.000++       5,120,500
                                                                                             63,685,047
  BULGARIA--3.22%
       1,440   Republic of Bulgaria                             01/15/15        8.250         1,648,800
       8,000   Republic of Bulgaria, Series A                   07/28/24        2.000+        7,950,000
                                                                                              9,598,800
  CHILE--0.34%
       1,000   Republic of Chile                                01/15/13        5.500         1,005,608
  CHINA--0.80%
       2,485   People's Republic of China                       10/29/13        4.750         2,381,086
  COLOMBIA--4.91%
       8,318   Republic of Colombia                             04/09/11        9.750         9,233,261
       5,400   Republic of Colombia                             01/28/33       10.375         5,400,000
                                                                                             14,633,261

   PRINCIPAL
    AMOUNT                                                      MATURITY     INTEREST
     (000)                                                       DATES        RATES           VALUE
-------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES--(CONTINUED)
  ECUADOR--2.16%
  $    5,660   Republic of Ecuador                              08/15/30        7.000%++  $   3,947,850
       2,800   Republic of Ecuador, 144A                        11/15/12       12.000         2,492,000
                                                                                              6,439,850
  EL SALVADOR--0.30%
         830   Republic of El Salvador, 144A                    01/24/23        7.750           900,550
  INDONESIA--0.77%
       3,000   Republic of Indonesia Loan
                 Participation (Deutsche Bank AG,
                 Singapore Branch) (1)(3)                       12/14/19        2.125+        2,310,000
  IVORY COAST--0.34%
       5,700  Republic of Ivory Coast (3)                       03/29/18        2.000+        1,040,250
  MALAYSIA--3.17%
       4,784  Petroliam Nasional Berhad, 144A                   10/15/26        7.625         5,188,228
       3,800  Petroliam Nasional Berhad                         05/22/22        7.875         4,259,057
                                                                                              9,447,285
  MEXICO--12.59%
       3,170   Conproca S.A. de C.V.                            06/16/10       12.000         4,025,900
         820   PEMEX Finance Ltd.                               05/15/07        8.020           861,000
       1,100   PEMEX Finance Ltd.                               08/15/07       10.610         1,466,869
       3,000   PEMEX Finance Ltd., 144A (3)(5)                  11/15/18        9.150         3,582,669
       2,500   PEMEX Project Funding Master Trust               02/01/22        8.625         2,662,500
       1,250   Petroleos Mexicanos                              03/30/18        9.250         1,437,500
       3,718   United Mexican States                            04/15/14        5.875         3,606,460
       3,317   United Mexican States                            04/08/33        7.500         3,283,830
      14,535   United Mexican States                            08/15/31        8.300        15,625,125
         800   United Mexican States                            02/17/09       10.375           982,000
                                                                                             37,533,853
  NETHERLANDS--1.42%
         781   ING Bank NV                                      05/31/14        8.476           397,859
       1,115   ING Bank NV                                      05/31/13        8.511           617,247
       1,373   ING Bank NV                                      05/31/12        8.545           826,258
       1,754   ING Bank NV                                      05/31/11        8.550         1,148,721
       1,093   ING Bank NV                                      05/31/10        8.571           778,637
         606   ING Bank NV                                      05/31/09        8.597           469,574
-------------------------------------------------------------------------------------------------------
                                                                                              4,238,296
-------------------------------------------------------------------------------------------------------

   PRINCIPAL
    AMOUNT                                                      MATURITY     INTEREST
     (000)                                                       DATES        RATES           VALUE
-------------------------------------------------------------------------------------------------------
FOREIGN DEBT SECURITIES--(CONCLUDED)
  PANAMA--2.00%
  $    2,800   Republic of Panama                               01/16/23        9.375%    $   2,926,000
       3,484   Republic of Panama, PDI                          07/17/16        2.000+        3,031,426
                                                                                              5,957,426
  PERU--1.78%
         890   Republic of Peru                                 05/03/16        8.375           843,275
       5,330   Republic of Peru, FLIRB                          03/07/17        4.500++       4,477,200
                                                                                              5,320,475
  PHILIPPINES--1.35%
       3,935   Republic of Philippines                          01/15/19        9.875         4,038,294
  POLAND--2.39%
   PLN11,000   Republic of Poland                               10/24/13        5.000         2,332,376
  $    2,000   Republic of Poland                               01/15/14        5.250         1,980,000
   PLN11,940   Republic of Poland                               06/24/08        5.750         2,805,015
                                                                                              7,117,391
  QATAR--2.15%
  $    4,722   State of Qatar                                   06/15/30        9.750         6,398,310
  ROMANIA--1.36%
  ECU 2,900    Government of Romania                            05/08/12        8.500         4,045,523
  RUSSIA--19.44%
  $    7,230   Gaz Capital S.A.                                 04/28/34        8.625         7,230,000
      31,494   Russian Federation, 144A                         03/31/30        5.000++      28,856,001
      14,064   Russian Federation, 144A                         03/31/10        8.250        15,277,035
       5,810   Russian Federation, 144A                         06/26/07       10.000         6,608,875
                                                                                             57,971,911
  SOUTH AFRICA--2.28%
       3,500   Republic of South Africa                         04/25/12        7.375         3,841,250
       2,500   Republic of South Africa                         05/19/09        9.125         2,943,750
                                                                                              6,785,000
  URUGUAY--0.25%
       1,141   Republic of Uruguay                              01/15/33        7.875           753,079
  VENEZUELA--3.75%
       1,746   Republic of Venezuela                            08/07/10        5.375         1,357,515
      11,280   Republic of Venezuela                            03/31/20        6.750         9,813,600
                                                                                             11,171,115
-------------------------------------------------------------------------------------------------------
Total Foreign Debt Securities (cost--$273,276,013)                                          286,649,890
-------------------------------------------------------------------------------------------------------

NUMBER OF
 RIGHTS
 (000)                                                                                        VALUE
-------------------------------------------------------------------------------------------------------
RIGHTS--0.03%
  MEXICO--0.03%
       1,885   United Mexican States Value Recovery
                 Rights Series B 6/30/04 (4)                                              $       8,482
       1,885   United Mexican States Value Recovery
                 Rights Series C 6/30/05 (4)                                                     32,987
       1,885   United Mexican States Value Recovery
                 Rights Series D 6/30/06 (4)                                                     23,563
       1,885   United Mexican States Value Recovery
                 Rights Series E 6/30/07 (4)                                                     14,138
                                                                                                 79,170
  VENEZUELA--0.00%
          27   Venezuela Oil Indexed
                 Payment Obligations,
                 Expiration Date 4/15/20 (4)                                                         --
Total Rights (cost--$0)                                                                          79,170

NUMBER OF
 SHARES                                                                     INTEREST
  (000)                                                                       RATE
-------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--1.10%**
  UNITED STATES--1.10%
       3,281   UBS Supplementary Trust
                 U.S. Cash Management
                 Prime Fund (cost--$3,281,433)                                  1.089%*       3,281,433
Total Investments (cost--$276,557,446)--97.26%                                              290,010,493
Other assets in excess of liabilities--2.74%                                                  8,173,480
Net Assets--100.00%                                                                       $ 298,183,973

Note:   The Portfolio of Investments is listed by the issuer's country of origin.
+       Reflects rate at April 30, 2004 on variable rate instruments.
++      Reflects rate at April 30, 2004 on step coupon rate instruments.
*       Interest rate reflects yield at April 30, 2004.
** Security is issued by a fund that is advised by an affiliate of UBS Global Asset Management (US) Inc., Global High Income Dollar Fund Inc.'s advisor.
(1) Participation interest was acquired through the financial institution indicated parenthetically.
(2)     Bond interest in default.
(3)     Illiquid securities represents a value of $6,932,919 or 2.33% of net assets.
(4) Rights do not currently accrue income. Quarterly income, if any, will vary based on several factors including oil exports, prices, and inflation.
(5)     Represents a restricted security.
C       Front-Load Interest Reduction with Capitalized Interest Bond.
DCB     Debt Conversion Bond
DISC    Discount Bond
ECU     Euro
FLIRB   Front-Loaded Interest Reduction Bond
PAR     Par Bond
PDI     Past Due Interest Bond
PLN     Poland Zloty
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified buyers. At April 30, 2004, the value of these securities amounted to $67,760,958 or 22.72% of net assets.

FUTURES CONTRACTS

                                                                                UNREALIZED
NUMBER OF                                              IN         EXPIRATION   APPRECIATION/
CONTRACTS                   CONTRACTS TO RECEIVE   EXCHANGE FOR      DATES     (DEPRECIATION)
---------------------------------------------------------------------------------------------
 295                        U.S. Treasury Note
                              10 Year Futures      $ 32,597,500    June 2004   $     (932,938)
                            CONTRACTS TO DELIVER
 149                        U.S. Treasury Bond
                              10 Year Futures        15,956,969    June 2004          793,741
---------------------------------------------------------------------------------------------
                                                                               $     (139,197)
---------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                          UNREALIZED
                             CONTRACTS TO         IN          MATURITY   APPRECIATION/
                                DELIVER       EXCHANGE FOR     DATES     (DEPRECIATION)
---------------------------------------------------------------------------------------
Euro Dollar                   13,150,000    USD  16,251,871   05/06/04   $      508,925
Euro Dollar                   11,400,000    USD  13,463,400   08/06/04         (152,143)
United States Dollar          15,666,598    EUR  13,150,000   05/06/04           76,348
United States Dollar           7,366,581    THB 288,733,145   07/29/04         (151,974)
---------------------------------------------------------------------------------------
                                                                         $      281,156
---------------------------------------------------------------------------------------

Currency Type Abbreviations:
EUR Euro
THB Thailand Baht
USD United States Dollar

ILLIQUID RESTRICTED SECURITY

                                                  ACQUISITION
                                                      COST                      MARKET VALUE
                      ACQUISITION   ACQUISITION    PERCENTAGE        MARKET      PERCENT OF
   SECURITY              DATE           COST      OF NET ASSETS       VALUE      NET ASSETS
--------------------------------------------------------------------------------------------
PEMEX
Finance Ltd., 144A     12/04/98     $ 2,999,270       1.01%       $ 3,582,669      1.20%

INVESTMENTS BY TYPE OF ISSUER

                                                                 PERCENTAGE OF NET ASSETS
                                                              ------------------------------
                                                              LONG-TERM    OTHER INVESTMENTS
--------------------------------------------------------------------------------------------
Government and other public issuers                             81.29%            --
Oil/Gas                                                          6.98             --
Financial Services                                               3.40             --
Industrials                                                      2.83             --
Minerals                                                         1.63             --
Rights                                                             --           0.03%
Mutual Funds                                                       --           1.10
--------------------------------------------------------------------------------------------
                                                                96.13%          1.13%
--------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.

Statement of Assets and Liabilities -- April 30, 2004 (unaudited)

ASSETS:

Investments in securities of unaffiliated issuers, at value (cost--$273,276,013)  $   286,729,060
Investments in securities of a related entity, at value (cost--$3,281,433)              3,281,433
Cash                                                                                    5,156,092
Foreign currency, at value (cost--$53)                                                         52
Cash collateral for futures contracts                                                   1,067,351
Interest receivable                                                                     3,976,721
Receivable for investments sold                                                         1,387,976
Unrealized appreciation on forward foreign currency contracts                             663,894
Variation margin receivable                                                                96,797
Other assets                                                                               27,373
Total assets                                                                          302,386,749
-------------------------------------------------------------------------------------------------
LIABILITIES:

Payable for investments purchased                                                       2,910,715
Payable to investment advisor and administrator                                           657,713
Unrealized depreciation on forward foreign currency contracts                             382,738
Variation margin payable                                                                   74,500
Accrued expenses and other liabilities                                                    177,110
Total liabilities                                                                       4,202,776
-------------------------------------------------------------------------------------------------
NET ASSETS:

Capital stock--$0.001 par value; 100,000,000 shares authorized;
  19,439,667 shares issued and outstanding                                            268,246,555
Distributions in excess of net investment income                                       (9,650,763)
Accumulated net realized gain from investment transactions                             26,009,843
Net unrealized appreciation of investments, futures and
  other assets and liabilities denominated in foreign currencies                       13,578,338
Net assets                                                                        $   298,183,973
Net asset value per share                                                         $         15.34
-------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.

Statement of Operations

                                                                                      FOR THE
                                                                                    SIX MONTHS
                                                                                      ENDED
                                                                                  APRIL 30, 2004
                                                                                    (UNAUDITED)
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income (includes $21,239 from a related entity)                          $    10,943,897
Securities lending income                                                                     154
                                                                                       10,944,051
-------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory and administration fees                                             1,960,669
Custody and accounting fees                                                               125,483
Reports and notices to shareholders                                                        39,361
Professional fees                                                                          29,964
Directors' fees                                                                             8,432
Transfer agency fees                                                                        7,370
Other expenses                                                                             31,544
                                                                                        2,202,823
-------------------------------------------------------------------------------------------------
Net investment income                                                                   8,741,228
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
NET REALIZED GAIN (LOSS) FROM:
  Investment transactions                                                              25,880,257
  Foreign currency transactions                                                          (530,091)
  Futures                                                                                 297,538
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF:
  Investments                                                                         (28,724,526)
  Futures                                                                                 (82,838)
  Other assets, liabilities and forward foreign currency contracts                        404,786
Net realized and unrealized gains (losses) from investment activities                  (2,754,874)
-------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              $     5,986,354
-------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.

Statement of Changes in Net Assets

                                                         FOR THE
                                                        SIX MONTHS
                                                          ENDED               FOR THE
                                                      APRIL 30, 2004         YEAR ENDED
                                                       (UNAUDITED)        OCTOBER 31, 2003
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                 $    8,741,228      $     19,877,411
Net realized gain from investment transactions            25,880,257            12,426,980
Net realized gain (loss) from futures and
  foreign currency transactions                             (232,553)            2,143,359
Net change in unrealized
  appreciation/(depreciation) of:
  Investments                                            (28,724,526)           33,037,627
  Futures                                                    (82,838)              (56,359)
  Other assets, liabilities and forward
    foreign currency contracts                               404,786              (144,666)
------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations       5,986,354            67,284,352
------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                    (17,318,799)(1)       (22,097,218)
Net realized gains                                                --           (10,316,523)
Return of capital                                                 --              (322,658)
Total dividends and distributions to shareholders        (17,318,799)          (32,736,399)
Net increase (decrease) in net assets                    (11,332,445)           34,547,953
------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                      309,516,418           274,968,465
------------------------------------------------------------------------------------------
End of period                                         $  298,183,973      $    309,516,418
------------------------------------------------------------------------------------------

(1) The actual sources of the Fund's fiscal year 2004 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund's fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2004 fiscal year.

                 See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.

Notes to Financial Statements (unaudited)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Global High Income Dollar Fund Inc. (the "Fund") was incorporated in Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with it's primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board"). All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of the foreign currency exchange rates.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars using the WM/Reuters closing spot rates as of 4:00 pm London time. For purposes of calculating the U.S. dollar equivalent value of a non-U.S. dollar denominated obligation, foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities and other assets and liabilities--at the exchange rates prevailing at the end of the Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund's portfolio are presented at the foreign exchange rates at the end of the Fund's fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to U.S. federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with U.S. federal income tax regulations.

FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

FUTURES CONTRACTS--The Fund may use financial futures contracts for hedging purposes and to adjust exposure to U.S. and foreign fixed income markets in connection with a reallocation of the Fund's assets or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISOR AND ADMINISTRATOR AND OTHER TRANSACTIONS WITH RELATED
ENTITIES

The Board has approved an Investment Advisory and Administration Contract ("Advisory Contract") with UBS Global AM, under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund's average weekly net assets.

The Fund invests in shares of the UBS Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is a business trust managed by UBS Global Asset Management (Americas) Inc., an affiliate of UBS Global AM.

The Fund pays no management fees to Supplementary Trust. Distributions from the Supplementary Trust are reflected as interest income on the statement of operations.

Amounts relating to those investments at April 30, 2004 and for the period ended are summarized as follows:

                                                                                    % OF
                                           SALES        INTEREST                    NET
    FUND                  PURCHASES       PROCEEDS       INCOME        VALUE       ASSETS
-----------------------------------------------------------------------------------------
UBS Supplementary
Trust U.S. Cash
Management Prime Fund   $  58,330,350   $  55,048,917   $  21,239   $  3,281,433    1.1%

SECURITIES LENDING

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Securities LLC, an indirect wholly owned subsidiary of UBS AG, and other affiliated broker-dealers have been approved as borrowers under the Fund's securities lending program. At April 30, 2004, the Fund did not have any securities on loan. For the six months ended April 30, 2004, the Fund earned $154 for lending its securities and UBS Securities LLC earned $51 in compensation as the Fund's lending agent. At April 30, 2004, the Fund owed UBS Securities LLC $15 in compensation as the Fund's lending agent.

CAPITAL STOCK

There are 100,000,000 shares of $0.001 par value common stock authorized and 19,439,667 shares outstanding at April 30, 2004. For the six months ended April 30, 2004 and for the year ended October 31, 2003, the Fund did not repurchase any shares of common stock.

For the period September 17, 1998 (commencement of repurchase program) through February 28, 2001, the Fund repurchased 3,297,000 shares of common stock at an average market price per share of $11.68 and a weighted average discount from net asset value of 14.88%. As of April 30, 2004, paid-in-capital has been reduced by the cost of $38,698,693 of capital stock repurchased.

FEDERAL TAX STATUS

For federal income tax purposes, the cost of securities owned at April 30, 2004, was substantially the same as the cost of securities for financial statement purposes. At April 30, 2004, the components of net unrealized appreciation of investments at April 30, 2004 were as follows:

Gross appreciation (investments having an excess of value over cost)  $  20,361,301
Gross depreciation (investments having an excess of cost over value)     (6,908,254)
Net unrealized appreciation of investments                            $  13,453,047

For the six months ended April 30, 2004, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $202,192,487 and $190,304,027, respectively.

The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended October 31, 2003 were as follows:

DISTRIBUTIONS PAID FROM:                                                    2003
------------------------------------------------------------------------------------
Net investment income                                                  $  24,240,920
Net realized gains                                                         8,172,821
Return of capital                                                            322,658
------------------------------------------------------------------------------------
                                                                       $  32,736,399
------------------------------------------------------------------------------------

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund's fiscal year ending October 31, 2004.

GLOBAL HIGH INCOME DOLLAR FUND INC.

Financial Highlights

Selected data for a share of common stock outstanding thoughout each period is presented below:

                                FOR THE
                              SIX MONTHS
                                 ENDED                                    FOR THE YEARS ENDED OCTOBER 31,
                             APRIL 30, 2004      -----------------------------------------------------------------------
                               (UNAUDITED)          2003           2002+           2001          2000           1999
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD        $        15.92      $     14.14    $     14.16    $     14.42    $     13.66    $     13.02
Net investment income                  0.45             1.02           1.04           1.24           1.48           1.10
Net realized and
  unrealized gains (losses)
  from investment
  and foreign currency
  transactions                        (0.14)            2.44           0.52           0.10           0.71           0.78
Net increase from
  investment operations                0.31             3.46           1.56           1.34           2.19           1.88
Dividends from net
  investment income                   (0.89)(2)        (1.13)         (1.31)         (1.15)         (1.48)         (1.10)
Distributions from net
  realized gains from
  investment transactions                --            (0.53)            --             --             --          (0.30)
Distributions from
  paid-in-capital                        --            (0.02)         (0.27)         (0.46)            --             --
Distributions in excess of
  net investment income                  --               --             --             --          (0.09)            --
Total dividends and
  distributions to
  shareholders                        (0.89)           (1.68)         (1.58)         (1.61)         (1.57)         (1.40)
Net increase in net asset
  value resulting from
  repurchase of
  common stock                           --               --             --           0.01           0.14           0.16
NET ASSET VALUE,
  END OF PERIOD              $        15.34      $     15.92    $     14.14    $     14.16    $     14.42    $     13.66
MARKET VALUE, END OF PERIOD  $        16.26      $     17.07    $     13.87    $     12.98    $     12.63    $     11.50
TOTAL INVESTMENT RETURN(1)             0.15%           36.52%         19.38%         15.80%         24.55%         13.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end
  of period (000's)          $      298,184      $   309,516    $   274,968    $   275,205    $   281,955    $   284,266
Expenses to average
  net assets                           1.40%*           1.43%          1.43%          1.41%          1.39%          1.42%
Net investment income
  to average net assets                5.56%*           6.66%          7.23%          8.46%         10.12%          8.27%
Portfolio turnover                       64%              53%            57%            51%            43%            33%

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions, if any, at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions. Total investment return for periods of less than one year has not been annualized.
(2) The actual sources of the Fund's fiscal year 2004 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Fund's fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2004 fiscal year.
+ As required, effective as of November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains from investment activities per share by $0.02, and decrease the ratio of net investment income to average net assets from 7.35% to 7.23%. Per share ratios and supplemental data for years prior to November 1, 2001 have not been restated to reflect this change in presentation.
*    Annualized.

GLOBAL HIGH INCOME DOLLAR FUND INC.

General Information (unaudited)

THE FUND

Global High Income Dollar Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its primary objective. The Fund's investment advisor and administrator is UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly owned asset management subsidiary of UBS AG, which had over $55.9 billion in assets under management as of March 31, 2004.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "GHI." Comparative net asset value and market price information about the fund is published weekly in THE WALL STREET JOURNAL, THE NEW YORK TIMES AND BARRON'S, as well as in numerous other publications.

An annual meeting of shareholders of the Fund was held on February 19, 2004. At the meeting, Margo N. Alexander, Richard Q. Armstrong, David J. Beaubien, Richard R. Burt, Meyer Feldberg, Carl W. Schafer, Brian M. Storms and William D. White were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified or until they resign or are otherwise removed. The shares were voted as indicated below:

                                                                          SHARES
                                                         SHARES          WITHHOLD
TO ELECT EIGHT MEMBERS OF ITS BOARD OF DIRECTORS:       VOTED FOR        AUTHORITY
-------------------------------------------------------------------------------------
Margo N. Alexander                                  18,197,253.5492      204,952.7554
Richard Q. Armstrong                                18,202,853.5492      199,352.7554
David J. Beaubien                                   18,192,914.5492      209,291.7554
Richard R. Burt                                     18,200,934.5492      201,271.7554
Meyer Feldberg                                      18,196,133.5492      206,072.7554
Carl W. Schafer                                     18,190,122.5492      212,083.7554
Brian M. Storms                                     18,213,627.5492      188,578.7554
William D. White                                    18,198,992.5492      203,213.7554

Mr. Storms has since resigned from the Fund's Board.

To the best of the Fund's knowledge, there were no "broker non-votes." (A "broker non-vote" results when a broker has the authority to vote unvoted underlying shares.)

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by contacting the Fund directly at 1-800-647-1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

DIVIDEND REINVESTMENT PLAN

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund's market price exceeds its net asset value; a portion of a dividend may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agents fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027. Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

DISTRIBUTION POLICY

The Fund's Board adopted a managed distribution policy in December 1999, which means that the Fund will make regular monthly distributions at an annualized rate equal to 11% of the Fund's net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). Prior to December 20, 1999, the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses.

To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would distribute that excess near the end of the fiscal year. If the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its taxable income, the amount of that excess would constitute a return of capital for tax purposes.

Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund's Board will annually reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made.

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DIRECTORS

Richard Q. Armstrong
INTERIM CHAIRMAN

Margo N. Alexander

David J. Beaubien

Richard R. Burt

Meyer Feldberg

Carl W. Schafer

William D. White


PRINCIPAL OFFICERS

Joseph A. Varnas
PRESIDENT

Keith A. Weller
VICE PRESIDENT AND ASSISTANT SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

W. Douglas Beck
VICE PRESIDENT


INVESTMENT ADVISOR AND ADMINISTRATOR

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

(C)2004 UBS GLOBAL ASSET MANAGEMENT (US) INC. ALL RIGHTS RESERVED.

[UBS LOGO]
                                                                     Presorted
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                                                                     US Postage
                                                                       PAID
                                                                   Smithtown, NY
                                                                     Permit 700
    UBS GLOBAL ASSET MANAGEMENT (US) INC.
    51 West 52nd Street
    New York, New York 10019

ITEM 2.  CODE OF ETHICS.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 6.  SCHEDULE OF INVESTMENTS

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Meyer Feldberg, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 10.  CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

     (a) (1) Code of Ethics - Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

     (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

     (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Dollar Fund Inc.

By:    /s/ Joseph A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  July 6, 2004
       ------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Joseph A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  July 6, 2004
       ------------

By:    /s/ Paul H. Schubert
       --------------------
       Paul H. Schubert
       Treasurer

Date:  July 6, 2004
       ------------